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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Ceridian Corporation

We consent to the use of our reports incorporated herein by reference.

                                  /s/ KPMG LLP

Minneapolis, MN
June 15, 2000